Fourth Quarter and FY 2023 Business Review February 15, 2024 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of February 15, 2024. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics and pandemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our fourth quarter and fiscal year 2023 earnings press release issued February 14, 2024, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4 KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Excellent execution by our businesses led to strong financial performance in Q4 • Solid demand for aftermarket parts continued while capital activity softened in the quarter • Named by Newsweek as one of America's Most Responsible Companies for the fourth consecutive year KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. . 5

Q4 2023 Performance 6 ($ in millions, except per share amounts) Q4 23 Q4 22 Change Revenue $238.7 $232.1 +2.8% Net Income $27.4 $26.1 +5.1% Adjusted EBITDA* $48.5 $49.5 -2.0% Adjusted EBITDA Margin* 20.3% 21.3% -100 bps EPS $2.33 $2.23 +4.5% Adjusted EPS* $2.41 $2.33 +3.4% Operating Cash Flow $59.2 $35.2 +68.5% Free Cash Flow* $49.5 $23.2 +113.7% Bookings $218.0 $215.3 +1.2% HIGHLIGHTS • Solid revenue performance driven largely by aftermarket parts business • Excellent operating execution led to strong adjusted EPS* and adjusted EBITDA* • Second highest operating cash flow achieved in the fourth quarter • Strong finish to a record-setting year KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

FY 2023 Performance 7 ($ in millions, except per share amounts) FY 23 FY 22 Change Revenue $957.7 $904.7 +5.9% Net Income $116.1 $120.9 -4.0% Adjusted EBITDA* $201.3 $189.1 +6.4% Adjusted EBITDA Margin* 21.0% 20.9% +10 bps EPS $9.90 $10.35 -4.3% Adjusted EPS* $10.04 $9.24 +8.7% Operating Cash Flow $165.5 $102.6 +61.3% Free Cash Flow* $133.7 $74.4 +79.6% Bookings $917.4 $958.2 -4.3% HIGHLIGHTS • Record revenue achieved across all operating segments • Strong operating performance led to record adjusted EPS* and adjusted EBITDA* • Internal initiatives continue to deliver meaningful margin improvements KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

$78.8 $104.6 $88.3 $83.0 $85.4 4Q22 1Q23 2Q23 3Q23 4Q23 8 ($ in millions) Q4 23 Q4 22 Change Revenue $87.4 $91.2 -4.1% Bookings $85.4 $78.8 +8.4% Adjusted EBITDA* $23.6 $26.2 -10.0% Adjusted EBITDA Margin* 27.0% 28.7% -170 bps HIGHLIGHTS • Strong demand for capital and aftermarket parts led to bookings increase of 8% • Product mix negatively affected gross margin • End markets remain healthy despite persistent economic headwinds ($ in millions) KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS Flow Control

9 ($ in millions) Q4 23 Q4 22 Change Revenue $87.0 $90.1 -3.5% Bookings $84.1 $84.1 +0.1% Adjusted EBITDA* $20.7 $22.4 -7.8% Adjusted EBITDA Margin* 23.8% 24.9% -110 bps HIGHLIGHTS • Strong aftermarket parts revenue offset by decline in capital revenue • Aftermarket parts revenue represented 64% of total revenue • Project activity remains healthy KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing $84.1 $96.3 $79.3 $70.4 $84.1 4Q22 1Q23 2Q23 3Q23 4Q23 BOOKINGS ($ in millions)

10 ($ in millions) Q4 23 Q4 22 Change Revenue $64.3 $50.8 +26.6% Bookings $48.5 $52.5 -7.6% Adjusted EBITDA* $14.2 $9.5 +50.0% Adjusted EBITDA Margin* 22.1% 18.6% +350 bps HIGHLIGHTS • Record revenue performance led by our conveying product line • Capital equipment represented 55% of total Q4 revenue • Excellent operating leverage led to record adjusted EBITDA* • Growth trends in recycling and infrastructure investments expected to continue in 2024 KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. Material Handling $52.5 $73.7 $47.6 $56.2 $48.5 4Q22 1Q23 2Q23 3Q23 4Q23 BOOKINGS ($ in millions)

Business Outlook • Industrial demand expected to stabilize around current levels • Macroeconomic headwinds create uncertainty with capital project timing • Our healthy balance sheet positions us well for new opportunities and growth • Expecting to generate solid financial results in 2024 11KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 12

Q4 2023 Financial Performance ($ in millions, except per share amounts) Q4 23 Q4 22 Gross Margin 42.7% 43.1% SG&A % of Revenue 25.1% 24.5% Operating Income $39.0 $39.0 Net Income $27.4 $26.1 Adjusted EBITDA* $48.5 $49.5 EPS $2.33 $2.23 Adjusted EPS* $2.41 $2.33 HIGHLIGHTS • Adjusted EBITDA margin* of 20.3% • Operating cash flow of $59.2 million • Free cash flow* of $49.5 million • Net debt of $4.4 million; leverage ratio1 of 0.27 KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 13

FY 2023 Financial Performance ($ in millions, except per share amounts) FY 23 FY 22 Gross Margin 43.5% 43.1% SG&A % of Revenue 24.7% 24.8% Operating Income $165.8 $171.3 Net Income $116.1 $120.9 Adjusted EBITDA* $201.3 $189.1 Diluted EPS $9.90 $10.35 Adjusted EPS* $10.04 $9.24 HIGHLIGHTS • Adjusted EBITDA margin* of 21.0% • Operating cash flow of $165.5 million • Free cash flow* of $133.7 million KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 14

$127.1 $115.9 $159.4 $189.1 $201.3 $52.1 $55.2 $84.0 $120.9 $116.1 18.0% 18.3% 20.3% 20.9% 21.0% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 2019 2020 2021 2022 2023 Adjusted EBITDA* and Cash Flow Metrics KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 15 FY ADJUSTED EBITDA* ($ in millions) $35.2 $36.9 $22.5 $47.0 $59.2 $23.2 $23.2 $13.7 $38.1 $49.5 FREE CASH FLOW* OPERATING CASH FLOW 4Q22 1Q23 2Q23 3Q23 4Q23 CASH FLOW ($ in millions) $97.4 $92.9 $162.4 $102.6 $165.5 $87.5 $85.3 $149.6 $74.4 $133.7 FREE CASH FLOW* OPERATING CASH FLOW 2019 2020 2021 2022 2023 FY CASH FLOW ($ in millions)($ in millions) $49.5 $48.6 $51.6 $52.7 $48.5 $26.1 $28.1 $29.7 $30.9 $27.4 21.3% 21.1% 21.0% 21.6% 20.3% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 4Q22 1Q23 2Q23 3Q23 4Q23 ADJUSTED EBITDA* ($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 4Q22 to 4Q23 Adjusted EPS* 16 $2.33 $0.17 $0.09 $0.05 $(0.17) $(0.05) $(0.01) $2.41 4Q22 ADJ EPS* REVENUE TAX PROVISION INTEREST EXPENSE OPERATING EXPENSES GROSS MARGIN CHANGE IN SHARES 4Q23 ADJ EPS*

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 4Q22 BUSINESS REVIEW–FEBRUARY 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. FY 2022 to FY 2023 Adjusted EPS* 17 $9.24 $1.41 $0.26 $0.08 $0.01 $(0.86) $(0.07) $(0.03) $10.04 2022 ADJ EPS* REVENUE GROSS MARGIN TAX PROVISION NONCONTROLLING INTEREST OPERATING EXPENSES INTEREST EXPENSE CHANGE IN SHARES 2023 ADJ EPS*

Key Liquidity Metrics KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 18 ($ in millions) Q4 23 Q3 23 Q4 22 Cash, cash equivalents, and restricted cash $106.5 $79.1 $79.7 Debt $109.1 $127.5 $199.2 Lease obligations $1.8 $1.7 $1.9 Net Debt $4.4 $50.2 $121.4 Leverage ratio1 0.27 0.38 0.74 Working capital % LTM revenue2 12.8% 15.4% 13.9% Cash conversion days3 130 138 126

Guidance KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 19 • FY 2024 revenue of $1.040 to $1.065 billion • FY 2024 GAAP EPS of $9.55 to $9.85 • FY 2024 adjusted EPS* of $9.75 to $10.05 • Q1 2024 revenue of $238 to $246 million • Q1 2024 GAAP EPS of $1.76 to $1.86 • Q1 2024 adjusted EPS* of $1.90 to $2.00

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 20

2024 Key Priorities 21 ENABLE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com February 15, 2024

APPENDIX Fourth Quarter and FY 2023 Business Review KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 23

Revenue by Customer Location ($ in thousands) Q4 23 Q4 22 Change Change Excluding Acquisition and FX* North America $137,040 $133,784 $3,256 $3,072 Europe 63,881 59,526 4,355 1,386 Asia 25,481 26,016 (535) (608) Rest of World 12,277 12,774 (497) (1,011) Total $238,679 $232,100 $6,579 $2,839 KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 24 ($ in thousands) FY 23 FY 22 Change Change Excluding Acquisition and FX* North America $538,658 $508,899 $29,759 $33,083 Europe 245,154 233,790 11,364 6,891 Asia 113,511 113,932 (421) 3,453 Rest of World 60,349 48,118 12,231 11,540 Total $957,672 $904,739 $52,933 $54,967

Percentage of Parts and Consumables Revenue KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 25 Q4 23 Q4 22 FY 23 FY 22 Flow Control 68% 66% 69% 70 % Industrial Processing 64% 58% 62% 61 % Material Handling 45% 53% 53% 57 % Consolidated 60% 60% 62% 63%

Gross Margin and SG&A KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 26 24.5% 25.5% 24.5% 23.7% 25.1% 4Q22 1Q23 2Q23 3Q23 4Q23 43.1% 44.4% 43.5% 43.3% 42.7% 4Q22 1Q23 2Q23 3Q23 4Q23 SG&A (as a % of revenue) GROSS MARGIN 41.7% 43.7% 42.9% 43.1% 43.5% 2019 2020 2021 2022 2023 27.3% 28.6% 26.5% 24.8% 24.7% 2019 2020 2021 2022 2023 FY GROSS MARGIN FY SG&A (as a % of revenue)

Adjusted EPS* Reconciliation Q4 23 Q4 22 FY 23 FY 22 EPS, as Reported $2.33 $2.23 $9.90 $10.35 Adjustments, Net of Tax Gain on Sale and Other Income (0.05) — (0.05) (1.30) Acquisition-Related Costs 0.10 0.01 0.10 0.08 Relocation Costs 0.01 — 0.05 — Restructuring and Impairment Costs 0.02 0.09 0.04 0.11 Adjusted EPS* $2.41 $2.33 $10.04 $9.24 KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 27 ($ in thousands) Q4 23 Q4 22 FY 23 FY 22 Operating Cash Flow $59,234 $35,163 $165,545 $102,625 Less Capital Expenditures (9,756) (12,008) (31,850) (28,199) Free Cash Flow* $49,478 $23,155 $133,695 $74,426 Free Cash Flow* Reconciliation

Adjusted EBITDA* Reconciliation ($ in thousands) Q4 23 Q4 22 FY 23 FY 22 Net Income Attributable to Kadant $27,396 $26,079 $116,069 $120,928 Net Income Attributable to Noncontrolling Interest 166 130 737 802 Provision for Income Taxes 10,449 10,831 42,210 43,906 Interest Expense, Net 971 1,903 6,640 5,574 Other Expense, Net 39 12 101 72 Gain on Sale and Other Income (841) — (841) (20,190) Acquisition Costs 1,442 182 1,442 668 Indemnification Asset (Provision) Reversal (25) 741 102 1,316 Relocation Costs 189 — 798 — Restructuring and Impairment Costs 332 1,080 766 1,334 Acquired Backlog Amortization — — — 703 Acquired Profit in Inventory Amortization — — — (218) Depreciation and Amortization 8,380 8,549 33,297 34,233 Adjusted EBITDA* $48,498 $49,507 $201,321 $189,128 Adjusted EBITDA Margin* 20.3% 21.3% 21.0% 20.9% KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 28

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-10 is calculated using actual numbers reported in our press release dated February 14, 2024. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 4Q23 BUSINESS REVIEW– FEBRUARY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 29